SECURITIES AND EXCHANGE COMMISSION


                                      Washington, D. C. 20549


                                              FORM 8-K


                                           CURRENT REPORT


                              Pursuant to Section 13 or 15(d) of the
                                  Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 21, 1996
                                                       ---------------------


                              ALABAMA POWER COMPANY
             (Exact name of registrant as specified in its charter)


       Alabama                      1-3164             63-0004250
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission         (IRS Employer)
     of incorporation)            File Number)        (Identification No.)


600 North 18th Street, Birmingham, Alabama                           35291
-------------------------------------------------------------------------------
     (Address of principal executive offices)                       Zip Code)

Registrant's telephone number, including area code   (205) 250-1000
                                                    -----------------


                                            N/A
-------------------------------------------------------------------------------
     (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.



         (c)  Exhibits.

              23  -  Consent of Arthur Andersen LLP.

              27  -  Financial Data Schedule.

              99  -  Audited Financial Statements of Alabama Power Company as
                     of December 31, 1995.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ALABAMA POWER COMPANY


                                                By /s/ Wayne Boston
                                                       Wayne Boston
                                                    Assistant Secretary


Date:    March 1, 1996